SMITH BARNEY EQUITY FUNDS

on behalf of the

Smith Barney Social Awareness Fund

Supplement dated August 13, 2004

to the Prospectus, as amended, dated May 28, 2004

and to the Statement of Additional Information dated May 28, 2004

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information:

The Board of Trustees of the Smith Barney Equity Funds (the “Trust”), on August 13, 2004, approved the appointment of Eugene J. Kirkwood as vice president and investment officer of the Smith Barney Social Awareness Fund (the “Fund”), a series of the Trust. In this capacity Mr. Kirkwood will be co-managing the fixed income portion of the Fund.

Mr. Kirkwood is an investment officer of Smith Barney Fund Management LLC and a director of Citigroup Global Markets Inc.

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